UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2970 Clairmont Road, Suite 300

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2011, TRX, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders. A quorum was present at the meeting as required by the Company’s Bylaws. The final results of voting for the matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1: Election of Directors

The following six individuals were elected to the Board of Directors of the Company to serve as directors until the 2012 Annual Meeting of Shareholders and until their successors have been duly elected and qualified:

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes

Mark R. Bell	11,001,060	1,097,902	0

William A. Clement, Jr.	10,997,160	1,101,802	0

John F. Davis, III	10,997,160	1,101,802	0

Norwood H. (“Trip”) Davis, III	10,231,767	1,867,195	0

Johan G. (“Joop”) Drechsel	10,136,662	1,962,300	0

John A. Fentener van Vlissingen	10,233,672	1,865,290	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Dated: May 31, 2011	/s/ David D. Cathcart
David D. Cathcart Chief Financial Officer